AMENDMENT NO. 5 TO
                           MANAGEMENT AGREEMENT (ADVISOR CLASS)

         THIS AMENDMENT NO. 5 TO MANAGEMENT AGREEMENT (ADVISOR CLASS) is made as of the 1st day of May, 2004, by and between each of the registered investment companies that have executed this Amendment below (the "Companies") and American Century Investment Management, Inc., a Delaware corporation (the "Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

         WHEREAS, the Companies (other than American Century Quantitative Equity Funds, Inc., a Maryland corporation ("ACQEF, Inc.")) are parties to a certain Management Agreement (Advisor Class) dated August 1, 1997, amended, June 1, 1998, September 16, 2000, August 1, 2001, December 3, 2001 and July 1, 2002(the "Agreement");

         WHEREAS, Companies and Investment Manager now desire to amend the Agreement to add ACQEF, Inc. as a party thereto;

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

                  1. Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

                  2. After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 5.

                  3. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

                  4. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

AMERICAN CENTURY INVESTMENT        AMERICAN CENTURY CALIFORNIA TAX-FREE
MANAGEMENT, INC.                   AND MUNICIPAL FUNDS
                                   AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                   AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                   AMERICAN CENTURY INVESTMENT TRUST
                                   AMERICAN CENTURY MUNICIPAL TRUST
                                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS,
                                   INC.
                                   AMERICAN CENTURY TARGET MATURITIES TRUST
                                   AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.


By:  ______________________________               By:  ________________________
Name:  David C. Tucker                            Name:  Charles C.S. Park
Title:    Senior Vice President                   Title: Vice President of each


Attest:  ______________________________      Attest:  __________________________
Name: Otis H. Cowan                          Name:  Otis H. Cowan
Title:  Assistant Secretary                  Title:  Assistant Secretary of each

                                      Exhibit A

                Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                              Date

American Century Government Income Trust
         Ginnie Mae Fund (formerly GNMA Fund)                    August 1, 1997
         Government Agency Money Market Fund                     August 1, 1997
         Government Bond Fund (formerly
         Long-Term Treasury Fund)                                August 1, 1997
         Short-Term Government Fund                              August 1, 1997
         Inflation-Adjusted Bond Fund (formerly
         Inflation-Adjusted Treasury Fund)                        August 1, 1997

American Century International Bond Funds
         International Bond Fund                                 August 1, 1997

American Century Investment Trust
         Prime Money Market Fund                                    June 1, 1998
         Diversified Bond Fund                                    August 1, 2001
         High-Yield Fund                                            July 1, 2002

American Century Quantitative Equity Funds, Inc.
         Equity Growth Fund                                          May 1, 2004
         Global Gold Fund                                            May 1, 2004
         Income & Growth Fund                                        May 1, 2004
         Small Company Fund                                          May 1, 2004
         Utilities Fund                                              May 1, 2004

American Century Target Maturities Trust
         Target 2005 Fund                                         August 1, 1997
         Target 2010 Fund                                         August 1, 1997
         Target 2015 Fund                                         August 1, 1997
         Target 2020 Fund                                         August 1, 1997
         Target 2025 Fund                                         August 1, 1997
         Target 2030 Fund                                     September 16, 2000



Dated:  May 1, 2004

                                                Exhibit B

                                                Series Investment Categories

Investment Category                 Series

Money Market Funds                  Government Agency Money Market Fund
                                    Prime Money Market Fund

Bond Funds                          Ginnie Mae Fund (formerly GNMA Fund)
                                    International Bond Fund
                                    Government Bond Fund (formerly Long-Term
                                    Treasury Fund)
                                    Short-Term Government Fund
                                    Inflation-Adjusted Bond Fund (formerly
                                    Inflation-Adjusted Treasury Fund)
                                    Target 2005 Fund
                                    Target 2010 Fund
                                    Target 2015 Fund
                                    Target 2020 Fund
                                    Target 2025 Fund
                                    Target 2030 Fund
                                    Diversified Bond Fund
                                    High-Yield Fund

Equity Funds                        Equity Growth Fund
                                    Global Gold Fund
                                    Income & Growth Fund
                                    Small Company Fund
                                    Utilities Fund


Dated:  May 1, 2004

                                      Exhibit C

                 Investment Category Fee Schedules: Money Market Funds

                                             Schedule 1 Funds:
                                   Government Agency Money Market Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2500%
                           Next $1 billion                    0.2070%
                           Next $3 billion                    0.1660%
                           Next $5 billion                    0.1490%
                           Next $15 billion                   0.1380%
                           Next $25 billion                   0.1375%
                           Thereafter                         0.1370%

                                               Schedule 2 Funds:
                                                     None

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2700%
                           Next $1 billion                    0.2270%
                           Next $3 billion                    0.1860%
                           Next $5 billion                    0.1690%
                           Next $15 billion                   0.1580%
                           Next $25 billion                   0.1575%
                           Thereafter                         0.1570%

                                               Schedule 3 Funds:
                                           Prime Money Market Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3700%
                           Next $1 billion                    0.3270%
                           Next $3 billion                    0.2860%
                           Next $5 billion                    0.2690%
                           Next $15 billion                   0.2580%
                           Next $25 billion                   0.2575%
                           Thereafter                         0.2570%

                                               Schedule 4 Funds:
                                                    none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2300%
                           Next $1 billion                    0.1870%
                           Next $3 billion                    0.1460%
                           Next $5 billion                    0.1290%
                           Next $15 billion                   0.1180%
                           Next $25 billion                   0.1175%
                           Thereafter                         0.1170%

                           Investment Category Fee Schedules:  Bond Funds

                                    Schedule 1 Funds:
                         Government Bond Fund (formerly Long-Term Treasury Fund) Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted Treasury Fund)

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2800%
                           Next $1 billion                    0.2280%
                           Next $3 billion                    0.1980%
                           Next $5 billion                    0.1780%
                           Next $15 billion                   0.1650%
                           Next $25 billion                   0.1630%
                           Thereafter                         0.1625%

                                        Schedule 2 Funds:
                                              None

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3100%
                           Next $1 billion                    0.2580%
                           Next $3 billion                    0.2280%
                           Next $5 billion                    0.2080%
                           Next $15 billion                   0.1950%
                           Next $25 billion                   0.1930%
                           Thereafter                         0.1925%

                                           Schedule 3 Funds:
                                 Ginnie Mae Fund (formerly GNMA Fund)
                                      Short-Term Government Fund
                                          Target 2005 Fund
                                          Target 2010 Fund
                                          Target 2015 Fund
                                          Target 2020 Fund
                                          Target 2025 Fund
                                          Target 2030 Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3600%
                           Next $1 billion                    0.3080%
                           Next $3 billion                    0.2780%
                           Next $5 billion                    0.2580%
                           Next $15 billion                   0.2450%
                           Next $25 billion                   0.2430%
                           Thereafter                         0.2425%

                           Investment Category Fee Schedules: Bond Funds
                                        (continued)

                                           Schedule 4 Funds:
                                       International Bond Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.6100%
                           Next $1 billion                    0.5580%
                           Next $3 billion                    0.5280%
                           Next $5 billion                    0.5080%
                           Next $15 billion                   0.4950%
                           Next $25 billion                   0.4930%
                           Thereafter                         0.4925%

                                         Schedule 5 Funds:
                                        Diversified Bond Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.4100%
                           Next $1 billion                    0.3580%
                           Next $3 billion                    0.3280%
                           Next $5 billion                    0.3080%
                           Next $15 billion                   0.2950%
                           Next $25 billion                   0.2930%
                           Thereafter                         0.2925%

                                         Schedule 6 Funds:
                                          High-Yield Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.6600%
                           Next $1 billion                    0.6080%
                           Next $3 billion                    0.5780%
                           Next $5 billion                    0.5580%
                           Next $15 billion                   0.5450%
                           Next $25 billion                   0.5430%
                           Thereafter                         0.5425%

                                Category Fee Schedules: Equity Funds

                                          Schedule 1 Funds:
                                          Equity Growth Fund
                                           Global Gold Fund
                                         Income & Growth Fund
                                          Utilities Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.5200%
                           Next $5 billion                    0.4600%
                           Next $15 billion                   0.4160%
                           Next $25 billion                   0.3690%
                           Next $50 billion                   0.3420%
                           Next $150 billion                  0.3390%
                           Thereafter                         0.3380%

                                           Schedule 2 Funds:
                                           Small Company Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.7200%
                           Next $5 billion                    0.6600%
                           Next $15 billion                   0.6160%
                           Next $25 billion                   0.5690%
                           Next $50 billion                   0.5420%
                           Next $150 billion                  0.5390%
                           Thereafter                         0.5380%

Dated:  May 1, 2004

                                             Exhibit D

                                         Complex Fee Schedule

                           Complex Assets                     Fee Rate
                           --------------                     --------
                           First $2.5 billion                 0.0600%
                           Next $7.5 billion                  0.0500%
                           Next $15.0 billion                 0.0485%
                           Next $25.0 billion                 0.0470%
                           Next $50.0 billion                 0.0460%
                           Next $100.0 billion                0.0450%
                           Next $100.0 billion                0.0440%
                           Next $200.0 billion                0.0430%
                           Next $250.0 billion                0.0420%
                           Next $500.0 billion                0.0410%
                           Thereafter                         0.0400%


Dated:  May 1, 2004